THE PHOENIX-ENGEMANN FUNDS

                         Supplement dated June 30, 2000
            to Statement of Additional Information dated May 1, 2000


Effective July 1, 2000, the disclosure contained in the Statement of Additional Information dated May 1, 2000 is amended as described below:

ADMINISTRATIVE SERVICES

The section entitled "Administration Agreement" on page 23 is renamed "Administrative Services," and the first two paragraphs are replaced with the following:

                 Phoenix Equity Planning Corporation ("PEPCO") also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For services as financial agent, PEPCO will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. as subagent, to the financial agent, plus (2) the documented cost of the financial agent to provide financial reporting and tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of each Fund, at the following annual rates:

                 First $200 million                                .085 %
                 $200 million to $400 million                      .05  %
                 $400 million to $600 million                      .03  %
                 $600 million to $800 million                      .02  %
                 $800 million to $1 billion                        .01  %
                 Greater than $1 billion                           .0125%

                 Percentage rates are applied to the aggregate daily net asset values of the Funds. PFPC, Inc. also charges minimum fees and additional fees for each additional class of fund shares. PEPCO retains PFPC, Inc. as subagent for each of the funds for which PEPCO serves as financial agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges. Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, PEPCO reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as financial agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Funds are expected to be slightly less than the amount that would be found through direct application of the table illustrated above.


         The first sentence of the third paragraph in this section is amended to read: "As compensation for its services and obligations under an Administration Agreement in effect until June 30, 2000, PEPCO was paid a fee at an annual rate equal to 0.50% of each Funds' average daily net assets up to $50 million, which rate was reduced at higher levels of net assets." The balance of the third paragraph and the table below it remain unchanged.

         The first sentence of the last paragraph in this section is amended to read: "PEPCO has voluntarily agreed to waive, when necessary, a portion of its financial agent fee so that Other Operating Expenses (operating expenses excluding management fees and 12b-1 fees) do not exceed the following limits:" The table below this sentence remains unchanged.

TRANSFER AGENT

         Under the heading "Custodian and Transfer Agent" on page 28, the first sentence of the second paragraph is replaced with the following: "Pursuant to a Transfer Agent and Service Agreement with the Trust, Equity Planning serves as transfer agent for the Funds (the "Transfer Agent") for which it is paid $17.95 for each designated shareholder account, plus out-of-pocket expenses." The balance of the second paragraph remains unchanged.


                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
       WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.



PXP 2011B/A-TA (06/00)